1 CenterPoint Energy reports strong Q1 2024 results; files System Resiliency Plan; reiterates 2024 full year guidance • Reported Q1 2024 earnings of $0.55 per diluted share on a GAAP basis and a non-GAAP earnings per diluted share (“non-GAAP EPS”) basis • Announced filing of Houston Electric’s first Texas System Resiliency Plan, a first of its kind, with potential opportunity of up to $500 million of incremental capital investment • Reiterated 2024 non-GAAP EPS guidance range of $1.61-$1.63, which represents 8% growth over full-year 2023 non-GAAP EPS and further maintains non-GAAP EPS growth target through 2030 of the mid-to-high end of 6%-8% annually1 Houston – April 30, 2024 - CenterPoint Energy, Inc. (NYSE: CNP) or “CenterPoint” today reported income available to common shareholders of $350 million, or $0.55 per diluted share on a GAAP basis for the first quarter of 2024, compared to $0.49 per diluted share in the comparable period of 2023. Non-GAAP EPS for the first quarter 2024 was $0.55, a 10% increase to the comparable quarter of 2023. These strong first quarter results were primarily driven by growth and regulatory recovery, which contributed $0.09 per share of favorability. Additionally, weather and usage were $0.02 favorable when compared to the first quarter of 2023. These favorable drivers were partially offset by an unfavorable variance of $0.06 per share attributable to increased financing costs of $0.04 and increased operating and maintenance expense of $0.02 over the comparable quarter of 2023. “The strong first quarter of 2024 further demonstrates not only the strength of what I believe is one of the most tangible long-term growth plans in the industry but also this management team’s ability to execute it. We continue to explore ways to thoughtfully enhance this already great plan for all stakeholders,” said Jason Wells, President & CEO of CenterPoint. “I am excited about the opportunity to further collaborate with various stakeholders on the first of its kind System Resiliency Plan in Texas for a range of investments of $2.2 billion to $2.7 billion over the next three years. This management team has been focused on investing in a more modern, resilient grid over the last few years and we look forward to discussing our plan to further advance the resiliency of our system and enhance the customer experience,” said Wells. 1 CenterPoint is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share without unreasonable effort because changes in the value of ZENS (as defined herein) and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control. For more information contact Media: Communications Media.Relations@CenterPointEnergy.com Investors: Jackie Richert / Ben Vallejo Phone 713.207.6500 Exhibit 99.1

2 Earnings Outlook In addition to presenting its financial results in accordance with GAAP, including presentation of income (loss) available to common shareholders and diluted earnings (loss) per share, CenterPoint provides guidance based on non-GAAP income and non-GAAP diluted earnings per share. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Management evaluates CenterPoint’s financial performance in part based on non-GAAP income and non-GAAP earnings per share. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that management believes do not most accurately reflect the company’s fundamental business performance. These excluded items are reflected in the reconciliation tables of this news release, where applicable. CenterPoint’s non-GAAP income and non-GAAP diluted earnings per share measures should be considered as a supplement to, and not as a substitute for, or superior to, income available to common shareholders and diluted earnings per share, which respectively are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. 2023 and 2024 non-GAAP EPS; 2024 non-GAAP EPS guidance range • 2023 and 2024 non-GAAP EPS and 2024 non-GAAP EPS guidance excludes: ◦ Earnings or losses from the change in value of CenterPoint’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and related securities; and ◦ Gain and impact, including related expenses, associated with mergers and divestitures, such as the divestiture of Energy Systems Group, LLC and our Louisiana and Mississippi natural gas local distribution company (“LDC”) businesses. In providing 2023 and 2024 non-GAAP EPS and 2024 non-GAAP EPS guidance, CenterPoint does not consider the items noted above and other potential impacts such as changes in accounting standards, impairments, or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. The 2024 non-GAAP EPS guidance ranges also consider assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, and regulatory and judicial proceedings. To the extent actual results deviate from these assumptions, the 2024 non-GAAP EPS guidance ranges may not be met, or the projected annual non-GAAP EPS growth rate may change. CenterPoint is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share without unreasonable effort because changes in the value of ZENS and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control.

3 Reconciliation of consolidated income (loss) available to common shareholders and diluted earnings (loss) per share (GAAP) to non-GAAP income and non-GAAP diluted earnings per share Quarter Ended March 31, 2024 Dollars in millions Diluted EPS (1) Consolidated income (loss) available to common shareholders and diluted EPS $ 350 $ 0.55 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $17) (2)(3) 66 0.10 Indexed debt securities (net of taxes of $17) (2) (68) (0.10) Impacts associated with mergers and divestitures (net of taxes of $5) (2) 2 0.00 Consolidated on a non-GAAP basis (4) $ 350 $ 0.55 1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. 2) Taxes are computed based on the impact removing such item would have on tax expense. 3) Comprised of common stock of AT&T Inc., Charter Communications, Inc. and Warner Bros. Discovery, Inc. 4) The calculation on a per-share basis may not add down due to rounding. Reconciliation of consolidated income (loss) available to common shareholders and diluted earnings (loss) per share (GAAP) to non-GAAP income and non-GAAP diluted earnings per share Year-to-Date Ended December 31, 2023 Dollars in millions Diluted EPS (1) Consolidated income (loss) available to common shareholders and diluted EPS $ 867 $ 1.37 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $7) (2)(3) (25) (0.04) Indexed debt securities (net of taxes of $6) (2) 21 0.03 Impacts associated with mergers and divestitures (net of taxes of $64) (2) (4) 89 0.14 Consolidated on a non-GAAP basis $ 952 $ 1.50 1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. 2) Taxes are computed based on the impact removing such item would have on tax expense. Taxes related to the operating results of Energy Systems Group, as well as cash taxes payable and other tax impacts related to the sale of Energy Systems Group, are excluded from non-GAAP EPS. 3) Comprised of common stock of AT&T Inc., Charter Communications, Inc., and Warner Bros. Discovery, Inc. 4) Includes $4.4 million of pre-tax operating loss related to Energy Systems Group, a divested non-regulated business, as well as the $13 million loss on sale and approximately $2 million of other indirect related transaction costs associated with the divestiture.

Reconciliation of consolidated income (loss) available to common shareholders and diluted earnings (loss) per share (GAAP) to non-GAAP income and non-GAAP diluted earnings per share

	Quarter Ended March 31, 2023	
	Dollars in millions	Diluted EPS (1)
Consolidated income (loss) available to common shareholders and diluted EPS	$ 313	$ 0.49
ZENS-related mark-to-market (gains) losses:		
Equity securities (net of taxes of $8) (2)(3)	(31)	(0.05)
Indexed debt securities (net of taxes of $8) (2)	31	0.05
Impacts associated with mergers and divestitures (net of taxes of $1) (2)	1	0.00
Consolidated on a non-GAAP basis (4)	$ 314	$ 0.50

1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS.
2) Taxes are computed based on the impact removing such item would have on tax expense.
3) Comprised of common stock of AT&T Inc., Charter Communications, Inc. and Warner Bros. Discovery, Inc.
4) The calculation on a per-share basis may not add down due to rounding.

Filing of Form 10-Q for CenterPoint Energy, Inc.

Today, CenterPoint Energy, Inc. filed with the Securities and Exchange Commission ("SEC") its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024. A copy of that report is available on the company's website, under the Investors section. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts, and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the company and to communicate important information about the company, key personnel, corporate initiatives, regulatory updates, and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our company to review the information we post on our website.

Webcast of Earnings Conference Call

CenterPoint's management will host an earnings conference call on April 30, 2024, at 7:00 a.m. Central time / 8:00 a.m. Eastern time. Interested parties may listen to a live audio broadcast of the conference call on the company's website under the Investors section. A replay of the call can be accessed approximately two hours after the completion of the call and will be archived on the website for at least one year.

About CenterPoint Energy, Inc.

As the only investor owned electric and gas utility based in Texas, CenterPoint Energy, Inc. (NYSE: CNP) is an energy delivery company with electric transmission and distribution, power generation and natural gas distribution operations that serve more than 7 million metered customers in Indiana, Louisiana, Minnesota, Mississippi, Ohio and Texas. As of March 31, 2024, the company owned approximately $40 billion in assets. With approximately 9,000 employees, CenterPoint Energy and its predecessor companies have been in business for more than 150 years. For more information, visit CenterPointEnergy.com.

Forward-looking Statements

This news release includes, and the earnings conference call will include, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this news release, the words "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "objective," "plan," "potential," "predict," "projection," "should," "target," "will" or other similar words are intended to identify forward-looking statements. These forward-looking

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5 statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual events and results may differ materially from those expressed or implied by these forward-looking statements. Examples of forward-looking statements in this news release or on the earnings conference call include statements regarding capital investments (including with respect to incremental capital opportunities, deployment of capital, renewables projects, and financing of such projects), the timing of and projections for rate cases for CenterPoint and its subsidiaries, the timing and extent of CenterPoint’s regulatory recovery, including with regards to its generation transition plans and projects, projects included in CenterPoint’s Natural Gas Innovation Plan and Texas System Resiliency Plan filing, and projects included under its 10-year capital plan, the extent of anticipated benefits from new legislation, the pending sale of CenterPoint’s Natural Gas LDC businesses in Louisiana and Mississippi, future earnings and guidance, including long-term growth rate, customer charges, operations and maintenance expense reductions, financing plans (including the timing of any future equity issuances, securitization, credit metrics and parent level debt), the timing and anticipated benefits of our generation transition plan, including our planned exit from coal and our 10-year capital plan, the ZENS and impacts of the maturity of ZENS, tax planning opportunities, future financial performance and results of operations, including with respect to regulatory actions and recoverability of capital investments, customer rate affordability, value creation, opportunities and expectations, expected customer growth, sustainability strategy, including our net zero and carbon emissions reduction goals, and any other statements that are not historical facts are forward-looking statements. Each forward-looking statement contained in this news release or discussed on the earnings conference call speaks only as of the date of this release or the earnings conference call. Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include, but are not limited to, risks and uncertainties relating to: (1) CenterPoint’s business strategies and strategic initiatives, restructurings, joint ventures and acquisitions or dispositions of assets or businesses, including the announced sale of our Louisiana and Mississippi natural gas LDC businesses, and the completed sale of Energy Systems Group, LLC, which we cannot assure you will have the anticipated benefits to us; (2) industrial, commercial and residential growth in CenterPoint’s service territories and changes in market demand; (3) CenterPoint’s ability to fund and invest planned capital, and the timely recovery of its investments; (4) financial market and general economic conditions, including access to debt and equity capital and inflation, interest rates and instability of banking institutions, and their effect on sales, prices and costs; (5) disruptions to the global supply chain and volatility in commodity prices; (6) actions by credit rating agencies, including any potential downgrades to credit ratings; (7) the timing and impact of regulatory proceedings and actions and legal proceedings, including those related to Houston Electric’s mobile generation and the February 2021 winter storm event; (8) legislative decisions, including tax and developments related to the environment such as global climate change, air emissions, carbon, waste water discharges and the handling of coal combustion residuals, among others, and CenterPoint’s net zero and carbon emissions reduction goals; (9) the impact of pandemics; (10) weather variations and CenterPoint’s ability to mitigate weather impacts, including the approval and timing of securitization issuances; (11) the impact of potential wildfires; (12) changes in business plans; (13) CenterPoint’s ability to execute on its initiatives, targets and goals, including its net zero and carbon emissions reduction goals and operations and maintenance goals; and (14) other factors discussed CenterPoint’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and CenterPoint’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, including in the “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Information” sections of such reports, and other reports CenterPoint or its subsidiaries may file from time to time with the Securities and Exchange Commission.